                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 1996

                              IDENTIX INCORPORATED
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

         1-9641                                          94-2842496
(Commission File Number)                      (IRS Employer Identification No.)

             510 North Pastoria Avenue, Sunnyvale, California 94086
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 731-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

                  On August 26, 1996, the registrant issued the press release attached as Exhibit 99.1 relating to revenue recognition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


                  (c)      Exhibits

                           99.1 Press release issued by Registrant on August 26, 1996.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                            IDENTIX INCORPORATED

Date:  August 26, 1996                      By:  /s/ James P. Scullion
                                                 ------------------------------
                                                 James P. Scullion,
                                                 Chief Financial Officer


                                       -2-